abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Smaller Companies Fund

(the “Fund”)

Supplement dated June 23, 2022 to the Fund’s Summary Prospectus, dated February 28, 2022, as supplemented to date (the “Summary Prospectus”)

Effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 6 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Chris Haimendorf, CFA®	Senior Investment Director	2022
Timothy Skiendzielewski, CFA®	Investment Director	2012

Please retain this Supplement for future reference